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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                PXRE Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                December 2, 1996
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)

         Delaware                     0-15428                   06-1183996
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  (State or other juris-            (Commission              (I.R.S. Employer
 diction of incorporation)          File Number)            Identification No.)

             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (908) 906-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.           Other Events.

                  PXRE Corporation (the "Company") has announced that it has formed a London-based managing agency to oversee the affairs of the Company's newly-formed underwriting syndicate at Lloyd's of London ("Lloyd's") -- Syndicate 1224 (the "Syndicate"). The Syndicate will provide the Company with access to Lloyd's worldwide licenses in insurance, reinsurance and surplus lines. The Syndicate is also expected to create additional opportunities to grow in other areas that are not currently available to the Company in the United States.

         The Syndicate has been formed and capitalized as a subsidiary of the Company, with an initial capacity to underwrite 'L'35 million in annual premiums. The Syndicate is expected to commence underwriting activities on December 2, 1996, and to participate fully in the January 1997 renewal season.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         c)      Exhibits.

         Number            Exhibit
         ------            -------
           99              Press Release, dated December 2, 1996.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PXRE CORPORATION

Dated:  December 2, 1996                      By: /s/ F. Sedgwick Browne
                                                  -----------------------
                                                  F. Sedgwick Browne
                                                  Secretary


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                                  EXHIBIT INDEX

Exhibit No.          Exhibit                                            Page
-----------          -------                                            ----
99                   Press Release, dated December 2, 1996.


                        STATEMENT OF DIFFERENCES

The British pound sterling sign shall be expressed as 'L'



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